Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2021

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	4
	Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders	5
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	6
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	7
	Capitalization/Book Value per Common Share	8
	Spread Results	9

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	9
	Annuity Account Balance Rollforward	10
	Annuity Deposits by Product Type	10
	Surrender Charge Protection and Account Values by Product Type	11
	Annuity Liability Characteristics	11

C.	Investment Summary
	Summary of Invested Assets	14
	Credit Quality of Fixed Maturity Securities	14
	Watch List Securities	14
	Fixed Maturity Securities by Sector	15
	Mortgage Loans on Real Estate	16

D.	Shareholder Information	18

E.	Research Analyst Coverage	19

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2021	December 31, 2020 (a)
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$46,659,256	$47,538,893
Mortgage loans on real estate	4,299,945	4,165,489
Real estate	258,237	—
Derivative instruments	1,459,965	1,310,954
Other investments	962,305	590,078
Total investments	53,639,708	53,605,414

Cash and cash equivalents	11,524,265	9,095,522
Coinsurance deposits	4,441,950	4,844,927
Accrued investment income	397,393	398,082
Deferred policy acquisition costs	2,310,931	2,225,199
Deferred sales inducements	1,466,217	1,448,375
Income taxes recoverable	41,019	862
Other assets	60,816	70,198
Total assets	$73,882,299	$71,688,579

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$64,555,597	$62,352,882
Other policy funds and contract claims	233,987	240,904
Notes payable	495,955	495,668
Subordinated debentures	78,264	78,112
Deferred income taxes	483,631	504,000
Other liabilities	1,739,130	1,668,025
Total liabilities	67,586,564	65,339,591

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	92,554	95,721
Additional paid-in capital	1,604,535	1,681,127
Accumulated other comprehensive income	2,023,911	2,203,557
Retained earnings	2,574,707	2,368,555
Total stockholders' equity	6,295,735	6,348,988
Total liabilities and stockholders' equity	$73,882,299	$71,688,579
(a)The December 31, 2020 balance sheet includes reclassifications from previously reported amounts for the correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in the first quarter of 2021. This is reflected in deferred policy acquisition costs, deferred sales inducements, policy benefit reserves, deferred income taxes and accumulated other comprehensive income

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Premiums and other considerations	$14,595	$11,032	$27,808	$18,696
Annuity product charges	63,759	63,438	123,841	122,987
Net investment income	499,320	543,704	996,510	1,117,022
Change in fair value of derivatives	500,880	327,662	897,185	(614,212)
Net realized losses on investments	(3,114)	(25,888)	(7,697)	(46,224)
Loss on extinguishment of debt	—	—	—	(2,024)
Total revenues	1,075,440	919,948	2,037,647	596,245

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	15,828	13,331	32,252	23,403
Interest sensitive and index product benefits	812,981	240,992	1,289,576	641,211
Amortization of deferred sales inducements	(12,520)	(75,178)	110,455	(1,587)
Change in fair value of embedded derivatives	273,713	1,126,935	(8,700)	(123,126)
Interest expense on notes payable	6,394	6,388	12,787	12,773
Interest expense on subordinated debentures	1,326	1,321	2,652	2,909
Amortization of deferred policy acquisition costs	(16,906)	(119,889)	186,917	813
Other operating costs and expenses	65,050	41,951	120,915	85,577
Total benefits and expenses	1,145,866	1,235,851	1,746,854	641,973
Income (loss) before income taxes	(70,426)	(315,903)	290,793	(45,728)
Income tax expense (benefit)	(15,732)	(68,474)	62,803	(41,246)
Net income (loss)	(54,694)	(247,429)	227,990	(4,482)
Less: Preferred stock dividends	10,919	5,950	21,838	12,561
Net income (loss) available to common stockholders	$(65,613)	$(253,379)	$206,152	$(17,043)

Earnings (loss) per common share	$(0.69)	$(2.76)	$2.16	$(0.19)
Earnings (loss) per common share - assuming dilution	$(0.69)	$(2.76)	$2.15	$(0.19)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	94,801	91,803	95,265	91,724
Earnings (loss) per common share - assuming dilution	95,379	92,027	95,795	92,024

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Revenues:
Traditional life insurance premiums	$708	$706	$701	$708	$722
Life contingent immediate annuity considerations	13,887	12,507	9,578	9,699	10,310
Surrender charges	18,057	19,481	17,009	16,447	19,390
Lifetime income benefit rider fees	45,702	40,601	48,954	45,830	44,048
Net investment income	499,320	497,190	521,725	543,331	543,704
Change in fair value of derivatives	500,880	396,305	443,867	205,011	327,662
Net realized losses on investments	(3,114)	(4,583)	(12,135)	(22,321)	(25,888)
Total revenues	1,075,440	962,207	1,029,699	798,705	919,948

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	502	1,049	1,091	655	702
Life contingent immediate annuity benefits and change in future policy benefits	15,326	15,375	11,975	12,618	12,629
Interest sensitive and index product benefits (a)	812,981	476,595	325,912	576,147	240,992
Amortization of deferred sales inducements (b)(d)	(12,520)	122,975	22,768	416,983	(75,178)
Change in fair value of embedded derivatives (c)(d)	273,713	(282,413)	568,836	(1,732,497)	1,126,935
Interest expense on notes payable	6,394	6,393	6,391	6,388	6,388
Interest expense on subordinated debentures	1,326	1,326	1,325	1,323	1,321
Amortization of deferred policy acquisition costs (b)(d)	(16,906)	203,823	26,145	622,596	(119,889)
Other operating costs and expenses	65,050	55,865	55,321	42,738	41,951
Total benefits and expenses	1,145,866	600,988	1,019,764	(53,049)	1,235,851
Income (loss) before income taxes	(70,426)	361,219	9,935	851,754	(315,903)
Income tax expense (benefit)	(15,732)	78,535	1,193	184,554	(68,474)
Net income (loss) (a)(b)(c)(d)	(54,694)	282,684	8,742	667,200	(247,429)
Less: Preferred stock dividends	10,919	10,919	15,004	5,950	5,950
Net income (loss) available to common stockholders (a)(b)(c)(d)	$(65,613)	$271,765	$(6,262)	$661,250	$(253,379)

Earnings (loss) per common share	$(0.69)	$2.84	$(0.07)	$7.20	$(2.76)
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$(0.69)	$2.82	$(0.07)	$7.17	$(2.76)

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	94,801	95,735	92,904	91,861	91,803
Earnings (loss) per common share - assuming dilution	95,379	96,216	93,352	92,163	92,027
(a)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and decreased both net income and net income available to common stockholders by $224.4 million and decreased earnings per common share - assuming dilution by $2.44 per share.
(b)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $391.4 million and $589.2 million, respectively, and decreased both net income and net income available to common stockholders by $769.8 million and decreased earnings per common share - assuming dilution by $8.35 per share.
(c)Q3 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $2,111.1 million and increased both net income and net income available to common stockholders by $1,657.2 million and increased earnings per common share - assuming dilution by $17.98 per share.
(d)Q2 2020 includes a benefit from the revision of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $230.1 million, increased amortization of deferred sales inducements and deferred policy acquisition costs by $36.7 million and $57.6 million, respectively, and decreased both net loss and net loss available to common stockholders by $106.5 million and reduced loss per common share - assuming dilution by $1.16 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss) available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income (loss) available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income (loss) available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net income (loss) available to common stockholders	$(65,613)	$(253,379)	$206,152	$(17,043)
Adjustments to arrive at non-GAAP operating income available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	2,912	18,492	6,428	34,841
Change in fair value of derivatives and embedded derivatives - fixed index annuities	200,767	423,590	(96,867)	303,136
Change in fair value of derivatives - interest rate caps and swap	—	—	—	(848)
Income taxes	(44,278)	(95,599)	19,516	(72,897)
Non-GAAP operating income available to common stockholders	93,788	93,104	135,229	247,189
Impact of notable items (b)	—	—	—	(30,778)
Non-GAAP operating income available to common stockholders, excluding notable items	$93,788	$93,104	$135,229	$216,411

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$(0.69)	$(2.76)	$2.15	$(0.19)
Adjustments to arrive at non-GAAP operating income available to common stockholders:
Anti-dilutive effect of net loss	—	0.01	—	—
Net realized gains/losses on financial assets, including credit losses	0.03	0.20	0.07	0.38
Change in fair value of derivatives and embedded derivatives - fixed index annuities	2.10	4.60	(1.01)	3.30
Change in fair value of derivatives - interest rate caps and swap	—	—	—	(0.01)
Income taxes	(0.46)	(1.04)	0.20	(0.79)
Non-GAAP operating income available to common stockholders	0.98	1.01	1.41	2.69
Impact of notable items	—	—	—	(0.33)
Non-GAAP operating income available to common stockholders, excluding notable items	$0.98	$1.01	$1.41	$2.36

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands, except per share data)

Notable Items

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Notable items impacting non-GAAP operating income available to common stockholders:
Tax benefit related to the CARES Act	$—	$—	$—	$(30,778)
Total notable items (b)	$—	$—	$—	$(30,778)
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items include the impact from actuarial assumption updates, certain initial uncapitalized costs to establish the AEL 2.0 strategy, and initial non-deferred impacts related to reinsurance transactions. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income Available to Common Stockholders

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net realized gains/losses on financial assets, including credit losses:
Net realized gains/losses on financial assets, including credit losses	$2,862	$25,276	$7,589	$46,933
Amortization of DAC and DSI and accretion of LIBR reserves	50	(6,784)	(1,161)	(12,092)
Income taxes	(626)	(3,995)	(1,382)	(7,526)
	$2,286	$14,497	$5,046	$27,315
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$331,268	$713,446	$(162,531)	$503,555
Interest rate caps and swap	—	—	—	(848)
Amortization of DAC and DSI	(130,501)	(289,856)	65,664	(200,419)
Income taxes	(43,652)	(91,604)	20,898	(65,371)
	$157,115	$331,986	$(75,969)	$236,917

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Net income (loss) available to common stockholders	$(65,613)	$271,765	$(6,262)	$661,250	$(253,379)
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized gains/losses on financial assets, including credit losses	2,912	3,516	9,369	15,145	18,492
Change in fair value of derivatives and embedded derivatives - fixed index annuities	200,767	(297,634)	90,616	(1,176,909)	423,590
Income taxes	(44,278)	63,794	(21,996)	250,701	(95,599)
Non-GAAP operating income (loss) available to common stockholders (b)(c)	93,788	41,441	71,727	(249,813)	93,104
Impact of notable items (d)	—	—	—	340,895	—
Non-GAAP operating income available to common stockholders, excluding notable items	$93,788	$41,441	$71,727	$91,082	$93,104

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$(0.69)	$2.82	$(0.07)	$7.17	$(2.76)
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of net loss	—	—	—	—	0.01
Anti-dilutive effect of operating loss	—	—	—	0.01	—
Net realized gains/losses on financial assets, including credit losses	0.03	0.04	0.10	0.16	0.20
Change in fair value of derivatives and embedded derivatives - fixed index annuities	2.10	(3.09)	0.97	(12.77)	4.60
Income taxes	(0.46)	0.66	(0.23)	2.71	(1.04)
Non-GAAP operating income (loss) available to common stockholders (b)(c)	0.98	0.43	0.77	(2.72)	1.01
Impact of notable items	—	—	—	3.70	—
Non-GAAP operating income available to common stockholders, excluding notable items	$0.98	$0.43	$0.77	$0.98	$1.01
Notable Items

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Impact of actuarial assumption updates (c)(d)	$—	$—	$—	$340,895	$—
Total notable items (b)	$—	$—	$—	$340,895	$—
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q3 2020 includes expense from the revision of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $224.4 million and $2.44 per share, respectively.
(c)Q3 2020 includes expense from the revision of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $57.5 million and $91.0 million, respectively, and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $116.5 million and $1.26 per share, respectively.
(d)Notable items reflect the after-tax impact to non-GAAP operating income available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items include the impact from actuarial assumption updates, certain initial uncapitalized costs to establish the AEL 2.0 strategy, and initial non-deferred impacts related to reinsurance transactions. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Net realized losses on investments	$3,114	$4,583	$12,135	$22,321	$25,888
Change in fair value of derivatives	57,555	(211,387)	(416,450)	(203,088)	(413,489)
Increase (decrease) in total revenues	60,669	(206,804)	(404,315)	(180,767)	(387,601)

Amortization of deferred sales inducements	52,074	(69,788)	22,785	(303,710)	115,511
Change in fair value of embedded derivatives	(273,713)	282,413	(568,836)	1,732,497	(1,126,935)
Interest sensitive and index product benefits (a)	227	(145)	761	1,298	612
Amortization of deferred policy acquisition costs	78,402	(125,166)	40,990	(449,088)	181,129
Increase (decrease) in total benefits and expenses	(143,010)	87,314	(504,300)	980,997	(829,683)
Increase in income (loss) before income taxes	203,679	(294,118)	99,985	(1,161,764)	442,082
Increase (decrease) in income tax expense (benefit)	44,278	(63,794)	21,996	(250,701)	95,599
Increase (decrease) in net income (loss) available to common stockholders	$159,401	$(230,324)	$77,989	$(911,063)	$346,483
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized gains/losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,264	78,187	78,112	78,037	77,964
Total debt	578,264	578,187	578,112	578,037	577,964
Total stockholders’ equity (a)	6,295,735	5,928,760	6,348,988	5,918,216	4,919,689
Total capitalization (a)	6,873,999	6,506,947	6,927,100	6,496,253	5,497,653
Accumulated other comprehensive income (AOCI) (a)	(2,023,911)	(1,505,260)	(2,203,557)	(1,911,593)	(1,577,469)
Total capitalization excluding AOCI (b)	$4,850,088	$5,001,687	$4,723,543	$4,584,660	$3,920,184

Total stockholders’ equity (a)	$6,295,735	$5,928,760	$6,348,988	$5,918,216	$4,919,689
Equity available to preferred stockholders (c)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (a)(d)	5,595,735	5,228,760	5,648,988	5,218,216	4,219,689
Accumulated other comprehensive income (a)	(2,023,911)	(1,505,260)	(2,203,557)	(1,911,593)	(1,577,469)
Total common stockholders’ equity excluding AOCI (d)	3,571,824	3,723,500	3,445,431	3,306,623	2,642,220
Net impact of fair value accounting for derivatives and embedded derivatives	(242,423)	(399,538)	(166,453)	(237,099)	685,839
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$3,329,401	$3,323,962	$3,278,978	$3,069,524	$3,328,059

Common shares outstanding	92,553,825	95,482,733	95,720,622	91,931,837	91,595,066

Book Value per Common Share: (e)
Book value per common share (a)	$60.46	$54.76	$59.02	$56.76	$46.07
Book value per common share excluding AOCI (d)	$38.59	$39.00	$35.99	$35.97	$28.85
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$35.97	$34.81	$34.26	$33.39	$36.33

Debt-to-Capital Ratios: (f)
Senior debt / Total capitalization	10.3%	10.0%	10.6%	10.9%	12.8%
Total debt / Total capitalization	11.9%	11.6%	12.2%	12.6%	14.7%
(a)Q2 2020 through Q4 2020 include the impact of a correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in Q1 2021. This had the impact of reducing AOCI as of December 31, 2020 by $225.7 million and decreased book value per common share by $2.35 compared to amounts previously reported.
(b)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(c)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(d)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(e)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(f)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

Spread Results

Six Months Ended June 30,
2021	2020		Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
3.54%	4.24%	Average yield on invested assets	3.51%	3.58%	3.88%	4.10%	4.12%
1.57%	1.73%	Aggregate cost of money	1.56%	1.58%	1.63%	1.66%	1.73%
1.97%	2.51%	Aggregate investment spread	1.95%	2.00%	2.25%	2.44%	2.39%

		Impact of:
0.11%	0.04%	Investment yield - additional prepayment income	0.10%	0.11%	0.11%	0.10%	0.03%
0.03%	0.02%	Cost of money effect of over (under) hedging	0.04%	0.02%	0.01%	0.03%	(0.01)%

$56,352,021	$52,762,227	Weighted average investments	$56,991,393	$55,712,648	$53,836,378	$53,024,798	$52,901,215
57,144,563	52,963,914	Ending investments	57,144,563	56,838,224	54,587,072	53,085,683	52,963,914
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Six Months Ended June 30,
2021	2020		Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
		Included in interest sensitive and index product benefits:
$1,060,028	$376,815	Index credits	$714,291	$345,737	$195,927	$174,747	$97,875
119,114	95,541	Interest credited	62,637	56,477	49,551	47,376	46,594
		Included in change in fair value of derivatives:
(1,069,593)	(382,278)	Proceeds received at option expiration	(720,474)	(349,119)	(197,921)	(178,405)	(97,015)
326,354	369,871	Pro rata amortization of option cost	162,124	164,230	170,505	176,481	182,841
$435,903	$459,949	Cost of money for deferred annuities	$218,578	$217,325	$218,062	$220,199	$230,295

$55,578,458	$53,244,580	Weighted average liability balance outstanding	$56,221,809	$54,935,106	$53,531,441	$53,059,376	$53,214,255

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

Annuity Account Balance Rollforward

Six Months Ended June 30,
2021	2020		Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
$54,056,725	$53,233,898	Account balances at beginning of period	$55,813,480	$54,056,725	$53,006,150	$53,112,600	$53,315,909
3,578,854	1,224,778	Net deposits	1,161,125	2,417,729	1,830,816	557,675	543,026
49,663	47,262	Premium bonuses	24,813	24,850	25,143	21,205	22,710
1,179,142	472,356	Fixed interest credited and index credits	776,928	402,214	245,478	222,123	144,469
(37,538)	(39,095)	Surrender charges	(18,057)	(19,481)	(17,009)	(16,447)	(19,390)
(86,303)	(83,892)	Lifetime income benefit rider fees	(45,702)	(40,601)	(48,954)	(45,830)	(44,048)
(2,110,405)	(1,742,707)	Surrenders, withdrawals, deaths, etc.	(1,082,449)	(1,027,956)	(984,899)	(845,176)	(850,076)
$56,630,138	$53,112,600	Account balances at end of period	$56,630,138	$55,813,480	$54,056,725	$53,006,150	$53,112,600

$2,007,394	$1,467,811	Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,007,394	$1,973,223	$1,900,487	$1,821,169	$1,467,811
Annuity Deposits by Product Type

Six Months Ended June 30,
2021	2020		Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020
		American Equity Life:
$1,219,600	$1,058,962	Fixed index annuities	$702,605	$516,995	$500,495	$432,602	$472,899
3,823	4,647	Annual reset fixed rate annuities	1,656	2,167	1,664	1,817	2,316
834,866	452	Multi-year fixed rate annuities	47,674	787,192	394,999	531	83
29,389	15,482	Single premium immediate annuities	15,430	13,959	7,774	10,205	10,084
2,087,678	1,079,543		767,365	1,320,313	904,932	445,155	485,382
		Eagle Life:
333,356	178,873	Fixed index annuities	184,520	148,836	106,170	60,476	72,371
337	58	Annual reset fixed rate annuities	175	162	—	39	17
1,193,622	5,180	Multi-year fixed rate annuities	228,197	965,425	833,765	68,206	1,031
1,527,315	184,111		412,892	1,114,423	939,935	128,721	73,419
		Consolidated:
1,552,956	1,237,835	Fixed index annuities	887,125	665,831	606,665	493,078	545,270
4,160	4,705	Annual reset fixed rate annuities	1,831	2,329	1,664	1,856	2,333
2,028,488	5,632	Multi-year fixed rate annuities	275,871	1,752,617	1,228,764	68,737	1,114
29,389	15,482	Single premium immediate annuities	15,430	13,959	7,774	10,205	10,084
3,614,993	1,263,654	Total before coinsurance ceded	1,180,257	2,434,736	1,844,867	573,876	558,801
6,750	23,394	Coinsurance ceded	3,702	3,048	6,277	5,996	5,691
$3,608,243	$1,240,260	Net after coinsurance ceded	$1,176,555	$2,431,688	$1,838,590	$567,880	$553,110

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2020
Unaudited (Dollars in thousands, except per share data)

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2021:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.6	6.0	9.6%	$51,385,857	90.7%
Annual Reset Fixed Rate Annuities	8.8	2.5	4.8%	1,404,922	2.5%
Multi-Year Fixed Rate Annuities	3.9	2.9	8.4%	3,839,359	6.8%
Total	12.0	5.7	9.4%	$56,630,138	100.0%

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$868,177	$3,247,984
0.0% < 2.0%	23,222	762,507
2.0% < 3.0%	60,396	2,973,108
3.0% < 4.0%	87,053	2,297,534
4.0% < 5.0%	105,067	2,414,801
5.0% < 6.0%	90,957	2,779,431
6.0% < 7.0%	51,880	2,841,897
7.0% < 8.0%	57,271	3,745,345
8.0% < 9.0%	61,158	3,596,109
9.0% < 10.0%	3,418,114	3,471,007
10.0% or greater	420,986	23,256,134
	$5,244,281	$51,385,857

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,116,161	0.00%
2021	617,148	2.77%
2022	1,584,961	3.04%
2023	4,879,266	4.97%
2024	6,234,060	6.06%
2025	6,190,943	6.72%
2026	5,905,338	8.53%
2027	4,368,969	10.23%
2028	4,672,067	11.27%
2029	5,917,422	12.67%
2030	3,934,688	14.62%
2031	3,836,507	15.95%
2032	1,965,637	17.69%
2033	1,136,036	18.22%
2034	716,311	18.68%
2035	339,938	19.18%
2036	155,185	19.74%
2037	59,501	20.00%
	$56,630,138	9.38%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$978,718	$1,174,031
› 0.00% - 0.25%	45,864	135,475
› 0.25% - 0.50%	229,188	6,647
› 0.50% - 1.00%	9,153	1,095
› 1.00% - 1.50%	10,998	—
1.00% ultimate guarantee - 2.13% wtd avg interest rate (a)	3,716,931	1,102,168
1.50% ultimate guarantee - 1.08% wtd avg interest rate (a)	135,477	3,052,600
1.75% ultimate guarantee - 1.72% wtd avg interest rate (a)	48,616	507,653
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	69,336	—
2.25% ultimate guarantee - 1.64% wtd avg interest rate (a)	—	641,376
3.00% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	1,303,391
Allocated to index strategies (see tables that follow)	—	43,461,421
	$5,244,281	$51,385,857
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2021 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.12%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,273	$100,565	$4,932,913	$58,112	$130,834
1.75% - 3%	8,951,323	—	—	—	—
3% - 4%	338,626	2,058	—	—	—
4% - 5%	1,760,633	208,598	1,009,494	—	—
5% - 6%	693,286	185,423	28,041	—	—
6% - 7%	1,116	—	741	—	—
>= 7%	9,550	8,660	615	4,769	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$252,030	$457,082	$83,979	$88,543
< 20%	1,599,918	—	—	—
20% - 40%	3,872,612	252,766	5,965	—
40% - 60%	1,293,438	28,723	44,382	—
60% - 100%	1,006,567	—	—	—
> 100%	754,602	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,918,300
1.10% - 1.30%	6,179,584
1.40% - 1.60%	2,006,652
1.70% - 2.00%	299,836
>= 2.10%	12,790

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	360,092
2.00% - 2.75%	177,105
3.00% - 3.50%	1,063,320
3.75% - 5.25%	3,164,913
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.72% based upon prices of options for the week ended July 2, 2021.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

Summary of Invested Assets

	June 30, 2021		December 31, 2020
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$38,879	0.1%	$39,771	0.1%
United States Government sponsored agencies	1,046,186	2.0%	1,039,551	1.9%
United States municipalities, states and territories	3,700,225	6.9%	3,776,131	7.0%
Foreign government obligations	197,330	0.4%	202,706	0.4%
Corporate securities	31,455,817	58.6%	31,156,827	58.1%
Residential mortgage backed securities	1,192,423	2.2%	1,512,831	2.8%
Commercial mortgage backed securities	4,175,517	7.8%	4,261,227	8.0%
Other asset backed securities	4,852,879	9.0%	5,549,849	10.4%
Total fixed maturity securities	46,659,256	87.0%	47,538,893	88.7%
Mortgage loans on real estate	4,299,945	8.0%	4,165,489	7.8%
Real estate	258,237	0.5%	—	—%
Derivative instruments	1,459,965	2.7%	1,310,954	2.4%
Other investments	962,305	1.8%	590,078	1.1%
	$53,639,708	100.0%	$53,605,414	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2021

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$25,937,900	55.6%	Aaa/Aa/A	$27,097,912	58.1%
2	19,387,062	41.6%	Baa	18,570,085	39.8%
3	1,135,994	2.4%	Ba	800,364	1.7%
4	147,401	0.3%	B	82,971	0.2%
5	29,418	0.1%	Caa	46,470	0.1%
6	21,481	—%	Ca and lower	61,454	0.1%
	$46,659,256	100.0%		$46,659,256	100.0%
Watch List Securities - June 30, 2021

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Gains (Losses), Net of Allowance	Fair Value
Corporate securities - Public securities	$69,739	$(10,033)	$59,706	$1,318	$61,024
Corporate securities - Private placement securities	103,189	(690)	102,499	1,652	104,151
Residential mortgage backed securities	6,739	(120)	6,619	(69)	6,550
Commercial mortgage backed securities	46,059	—	46,059	(3,441)	42,618
Collateralized loan obligations	9,989	—	9,989	(1,113)	8,876
United States municipalities, states and territories	19,044	(3,347)	15,697	—	15,697
	$254,759	$(14,190)	$240,569	$(1,653)	$238,916
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	June 30, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,046,316	$1,085,065	$1,032,936	$1,079,322
United States municipalities, states and territories	3,219,847	3,700,225	3,236,767	3,776,131
Foreign government obligations	177,087	197,330	177,062	202,706
Corporate securities:
Capital goods	2,301,510	2,664,988	2,295,927	2,721,465
Consumer discretionary	5,902,440	6,818,683	5,674,845	6,734,249
Energy	1,984,088	2,241,563	2,140,768	2,359,893
Financials	6,174,256	6,960,264	5,971,097	6,877,472
Government non-guaranteed	496,339	576,083	539,148	632,178
Industrials	377,724	423,507	276,352	319,823
Information technology	1,639,715	1,872,439	1,556,654	1,840,942
Materials	1,598,844	1,826,924	1,543,032	1,803,501
Other	292,504	340,499	315,628	370,204
Telecommunications	1,543,432	1,758,859	1,340,484	1,582,329
Transportation	1,334,560	1,481,455	1,362,858	1,511,499
Utilities	3,880,356	4,490,553	3,728,403	4,403,272
Residential mortgage backed securities:
Government agency	498,757	558,512	549,677	627,201
Prime	538,257	547,174	771,031	788,933
Alt-A	69,907	86,737	79,248	96,697
Commercial mortgage backed securities:
Government agency	393,427	439,822	398,141	447,726
Non-agency	3,584,388	3,735,695	3,721,509	3,813,501
Other asset backed securities:
Auto	227,504	234,719	258,286	266,065
Energy	7,198	8,506	7,301	8,946
Financials	4,441	4,303	4,441	3,911
Industrials	41,544	43,250	60,894	61,147
Collateralized loan obligations	3,535,477	3,486,402	4,255,839	4,112,318
Military housing	468,218	538,845	464,684	538,356
Other	513,952	536,854	541,724	559,106
	$41,852,088	$46,659,256	$42,304,736	$47,538,893

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	June 30, 2021		December 31, 2020
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$676,448	19.6%	$699,741	19.5%
Middle Atlantic	294,619	8.5%	281,971	7.9%
Mountain	373,129	10.8%	391,025	10.9%
New England	24,475	0.7%	24,774	0.7%
Pacific	650,256	18.8%	659,743	18.4%
South Atlantic	779,690	22.5%	832,739	23.3%
West North Central	263,600	7.6%	266,050	7.4%
West South Central	397,662	11.5%	424,111	11.9%
	$3,459,879	100.0%	$3,580,154	100.0%

Property type distribution: commercial mortgage loans
Office	$292,968	8.5%	$297,065	8.3%
Medical Office	17,718	0.5%	20,584	0.6%
Retail	1,116,376	32.3%	1,187,484	33.2%
Industrial/Warehouse	911,293	26.3%	929,325	25.9%
Apartment	948,161	27.4%	939,084	26.2%
Mixed use/Other	173,363	5.0%	206,612	5.8%
	$3,459,879	100.0%	$3,580,154	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021
Unaudited (Dollars in thousands)

	June 30, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,459,879	$277,427	$565,053	$4,302,359
In workout	—	—	—	—
Delinquent	—	—	8,585	8,585
Principal outstanding	3,459,879	277,427	573,638	4,310,944

Unamortized discounts and premiums, net	—	—	16,212	16,212
Deferred fees and costs, net	(1,409)	(708)	1,487	(630)
Amortized cost	3,458,470	276,719	591,337	4,326,526

Valuation allowance	(22,498)	(454)	(3,629)	(26,581)
Carrying value	$3,435,972	$276,265	$587,708	$4,299,945

	December 31, 2020
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,580,154	$245,807	$366,047	$4,192,008
In workout	—	—	—	—
Delinquent	—	—	273	273
Principal outstanding	3,580,154	245,807	366,320	4,192,281

Unamortized discounts and premiums, net	—	—	5,212	5,212
Deferred fees and costs, net	(1,266)	(634)	925	(975)
Amortized cost	3,578,888	245,173	372,457	4,196,518

Valuation allowance	(25,529)	(2,130)	(3,370)	(31,029)
Carrying value	$3,553,359	$243,043	$369,087	$4,165,489

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2021

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Daniel Bergman
Citi Research
(212) 816-2132
daniel.bergman@citi.com
Wilma Burdis
Credit Suisse Securities
Equity Research | Life Insurance
(919) 306-1023
wilma.burdis@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Bob Huang
Morgan Stanley Research
(212) 761-6136
Bob.Huang@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com